Exhibit (a)(101)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on June 15-17, 2021 adopted resolutions which:

(i)       increased the total number of shares of stock that the Corporation has authority to issue by an additional three billion one hundred twenty-five million (3,125,000,000) shares of common stock, such that the Corporation has authority to issue a total of one hundred eight billion one hundred twenty-five million (108,125,000,000) shares of common stock;

(ii)       established one (1) additional portfolio of common stock, such portfolio consisting of five (5) classes, designated as U.S. Focus Real Estate Portfolio – Class I, U.S. Focus Real Estate Portfolio – Class A, U.S. Focus Real Estate Portfolio – Class IS, U.S. Focus Real Estate Portfolio – Class C and U.S. Focus Real Estate Portfolio – Class IR; and

(iii)       classified 625,000,000 shares of common stock as shares of U.S. Focus Real Estate Portfolio – Class I, 625,000,000 shares of common stock as shares of U.S. Focus Real Estate Portfolio – Class A, 625,000,000 shares of common stock as shares of U.S. Focus Real Estate Portfolio – Class IS, 625,000,000 shares of common stock as shares of U.S. Focus Real Estate Portfolio – Class C and 625,000,000 shares of common stock as shares of U.S. Focus Real Estate Portfolio – Class IR.

THIRD: The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the “Charter”).

FOURTH: As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was one hundred five billion (105,000,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of one hundred five million dollars ($105,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class IS	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class IS	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class IS	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class IS	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
2

Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class IS	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class IS	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares
3

Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class IS	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class IS	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class IS	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
4

Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class IS	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class IS	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
Multi-Asset Real Return Portfolio – Class I	500,000,000 shares
Multi-Asset Real Return Portfolio – Class A	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IS	500,000,000 shares
Multi-Asset Real Return Portfolio – Class C	500,000,000 shares
Multi-Asset Real Return Portfolio – Class T	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IS	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
5

Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class IS	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Total	105,000,000,000 shares

FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is one hundred eight billion one hundred twenty-five million (108,125,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of one hundred eight million one hundred twenty-five thousand dollars ($108,125,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class IS	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
6

Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
China Equity Portfolio – Class I	500,000,000 shares
China Equity Portfolio – Class A	500,000,000 shares
China Equity Portfolio – Class IS	500,000,000 shares
China Equity Portfolio – Class C	500,000,000 shares
China Equity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class IS	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class IS	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
7

Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class IS	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class IS	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class IS	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
8

Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class IS	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Sustain Portfolio – Class I	500,000,000 shares
Global Sustain Portfolio – Class A	500,000,000 shares
Global Sustain Portfolio – Class L	500,000,000 shares
Global Sustain Portfolio – Class IS	500,000,000 shares
Global Sustain Portfolio – Class C	500,000,000 shares
Global Sustain Portfolio – Class T	500,000,000 shares
Global Sustain Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class IS	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class IS	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
9

International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
Multi-Asset Real Return Portfolio – Class I	500,000,000 shares
Multi-Asset Real Return Portfolio – Class A	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IS	500,000,000 shares
Multi-Asset Real Return Portfolio – Class C	500,000,000 shares
Multi-Asset Real Return Portfolio – Class T	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IS	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class IS	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Focus Real Estate Portfolio – Class I	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class A	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class IS	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class C	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class IR	625,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
10

U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Total	108,125,000,000 shares

SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of U.S. Focus Real Estate Portfolio – Class I, U.S. Focus Real Estate Portfolio – Class A, U.S. Focus Real Estate Portfolio – Class IS, U.S. Focus Real Estate Portfolio – Class C and U.S. Focus Real Estate Portfolio – Class IR have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

SEVENTH: These Articles Supplementary shall be effective on September 13, 2021 at 9:00 a.m. Eastern Time.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested to on its behalf by its Secretary on this 10th day of September, 2021.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Michael J. Key
Michael J. Key
Vice President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, Vice President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Michael J. Key
Michael J. Key
Vice President
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